Exhibit 99.1

Inhibrx Announces Sale of INBRX-101 to Sanofi for an aggregate value of up to $2.2B

Inhibrx, Inc. shareholders will receive per share consideration of $30 per share in cash, a CVR equal to $5, plus 0.25 shares in New Inhibrx, a new publicly traded company that retains all non-101 assets of Inhibrx, Inc.

Sanofi to pay off Inhibrx’s outstanding debt balance and capitalize New Inhibrx with $200 million in cash

SAN DIEGO, January 23, 2024 – Inhibrx, Inc. (Nasdaq: INBX) (“Inhibrx,” or the “Company”) and Sanofi (Nasdaq: SNY) (“Sanofi”) today announced that the companies have entered into a definitive agreement under which Aventis Inc., a Pennsylvania corporation (a subsidiary of Sanofi) will acquire all the assets and liabilities associated with INBRX-101, an optimized, recombinant alpha-1 antitrypsin (“AAT”) augmentation therapy currently in a registrational trial for the treatment of patients with alpha-1 antitrypsin deficiency (“AATD”). Immediately prior to the closing of the merger, all non-101 assets and liabilities, including INBRX-105, INBRX-106, INBRX-109, Inhibrx’s non-101 discovery pipeline and its corporate infrastructure, will be spun out from the Company into a new publicly traded company, Inhibrx Biosciences, Inc. (“New Inhibrx”).

Under the terms of the agreement, Sanofi will acquire all outstanding shares of Inhibrx through a merger, and in turn, each Inhibrx shareholder will receive: (i) $30.00 per share in cash, (ii) one contingent value right per share, representing the right to receive a contingent payment of $5.00 in cash upon the achievement of a regulatory milestone and (iii) one SEC-registered, publicly listed, share of New Inhibrx per every four shares of Inhibrx common stock held. In addition, in connection with the transaction, Sanofi will assume and retire Inhibrx’s outstanding third party debt and cause New Inhibrx to be funded with $200 million in cash and will retain an equity interest in New Inhibrx of 8%. The boards of directors of both Inhibrx and Sanofi have unanimously approved the transaction.

Combined, the upfront cash portion of the consideration, the potential contingent value payment, if achieved, and the assumption of Inhibrx’s debt, implies an aggregate transaction value of approximately $2.2 billion. Additionally, Inhibrx shareholders will own 92% of New Inhibrx capitalized with $200 million in cash.

Following the closing, New Inhibrx will continue to operate under the “Inhibrx” name and will be led by Mark Lappe as Chairman and CEO, as well as the other members of the current management team of Inhibrx. New Inhibrx will continue to own Inhibrx’s other clinical therapeutic candidates, INBRX-105, INBRX-106, and INBRX-109, as well as its non-101 discovery pipeline and certain corporate infrastructure owned by Inhibrx.

Sanofi expects to finance the transaction with available cash resources.

Sanofi’s acquisition of Inhibrx is subject to the completion of the New Inhibrx spin-off transaction and other customary closing conditions, including receipt of regulatory approvals and approval by Inhibrx’s stockholders. Subject to the satisfaction or waiver of customary closing conditions, Sanofi and Inhibrx expect the transaction to close in the second quarter of 2024.

Advisors

Centerview Partners LLC is acting as exclusive financial advisor to Inhibrx and Paul, Weiss, Rifkind, Wharton and Garrison LLP is serving as legal counsel. Lazard is acting as exclusive financial advisor to Sanofi and Weil, Gotshal & Manges LLP is serving as legal counsel.

About Inhibrx, Inc.

Inhibrx is a clinical-stage biopharmaceutical company focused on developing a broad pipeline of novel biologic therapeutic candidates in oncology and orphan diseases. Inhibrx utilizes diverse methods of protein engineering to address the specific requirements of complex target and disease biology, including its proprietary protein engineering platforms. For more information, please visit www.inhibrx.com.

About Sanofi

Sanofi is an innovative global healthcare company, driven by one purpose: chase the miracles of science to improve people’s lives. Sanofi’s team, across some 100 countries, is dedicated to transforming the practice of medicine by working to turn the impossible into the possible. Sanofi provides potentially life-changing treatment options and life-saving vaccine protection to millions of people globally, while putting sustainability and social responsibility at the center of its ambitions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements about Sanofi’s proposed acquisition of the Company and the Company’s related spin-off of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109, which involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company’s shareholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the integration of the Company and Sanofi will be more difficult, time consuming or costly than expected; risks and costs relating to the separation of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109 and the consummation of the spin-off in the anticipated timeframe or at all; changes to the configuration of the INBRX-105, INBRX-106 and INBRX-109 businesses included in the separation if implemented; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of this announcement or the consummation of the proposed transaction on the market price of the Company’s shares of common stock and/or operating results; significant transaction costs; risks associated with the discovery of unknown liabilities prior to or after the closing of the proposed transactions; the risk of litigation and/or regulatory actions related to the proposed transactions or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; the conflicts in the Ukraine and the Middle East; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. Important factors, risks and uncertainties that could cause actual results to differ materially from such forward looking statements also include but are not limited to the initiation, timing, progress and results of the Company’s research and development programs as well as the Company’s preclinical studies and clinical trials; the Company’s ability to advance therapeutic candidates into, and successfully complete, clinical trials; the Company’s interpretation of initial, interim or preliminary data from the Company’s clinical trials, including interpretations regarding disease control and disease response; the timing or likelihood of regulatory filings and approvals, including whether any product candidate, receives approval from the FDA, or similar regulatory authority, for an accelerated approval process; the commercialization of the Company’s therapeutic candidates, if approved; the pricing, coverage and reimbursement of the Company’s therapeutic candidates, if approved; the Company’s ability to utilize the Company’s technology platform to generate and advance additional therapeutic candidates; the implementation of the Company’s business model and strategic plans for the Company’s business and therapeutic candidates; the Company’s ability to successfully manufacture the Company’s therapeutic candidates for clinical trials and commercial use, if approved; the Company’s ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the scope of protection the Company is able to establish and maintain for intellectual property rights covering the Company’s therapeutic candidates; the Company’s ability to enter into strategic partnerships and the potential benefits of such partnerships; the Company’s estimates regarding expenses, capital requirements and needs for additional financing; the ability to raise funds needed to satisfy the Company’s capital requirements, which may depend on financial, economic and market conditions and other factors, over which the Company may have no or limited control; the Company’s financial performance; the Company’s and the Company’s third party partners’ and service providers’ ability to continue operations and advance the Company’s therapeutic candidates through clinical trials and the ability of the Company’s third party manufacturers to provide the required raw materials, antibodies and other biologics for the Company’s preclinical research and clinical trials in light of current market conditions or any pandemics, regional conflicts, sanctions, labor conditions, geopolitical events, natural disasters or extreme weather events; the ability to retain the continued service of the Company’s key professionals and to identify, hire and retain additional qualified professionals; and developments relating to the Company’s competitors and the Company’s industry.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business described in the “Risk Factors” and “Special Note Regarding Forward-Looking Statements” sections of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company does not give any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed acquisition, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. The definitive proxy statement will be mailed to the Company’s shareholders in connection with the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company’s shareholder meeting to approve the proposed acquisition or other responses in relation to the proposed acquisition should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Company’s website at https://www.inhibrx.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

The Company, its respective directors and certain of their respective executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from shareholders of the Company with respect to the potential transaction. Information about the identity of Company’s (i) directors is set forth in the section entitled “Our Board of Directors” on page 11 of Company’s proxy statement on Schedule 14A filed with the SEC on April 13, 2023 (the “2023 Proxy”) (and available here) and (ii) executive officers is set forth in the section entitled “Our Executive Officers” on page 14 of the 2023 Proxy (and available here). Information about the compensation of Company’s non-employee directors is set forth in the section entitled “Non-Employee Director Compensation Policy” starting on page 16 of the 2023 Proxy (and available here). Information about the compensation of Company’s named executive officers is set forth in the section entitled “Executive Compensation” starting on page 18 of the 2023 Proxy (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Certain Relationships and Related Party Transactions” on page 31 of the 2023 Proxy (and available here). Information about the beneficial ownership of Company securities by Company’s directors and named executive officers is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” starting on page 28 of the 2023 Proxy (and available here).

Any change of the holdings of the Company’s securities by its directors or executive officers from the amounts set forth in the 2023 Proxy have been reflected in the following Statements of Beneficial Ownership on Form 4 filed with the SEC: Form 4, filed by Kayyem Jon Faiz, with the filing of the Company on May 30, 2023; Form 4, filed by Manhard Kimberly, with the filing of the Company on May 30, 2023; Form 4, filed by Vuori Kristiina MD, with the filing of the Company on May 30, 2023; and Form 4, filed by Forsyth Douglas, with the filing of the Company on May 30, 2023. As of January [22], 2024, each of the “participants” set forth below “beneficially owned” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) less than 1% of shares of common stock, par value $0.0001 share, of the Company.

Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.inhibrx.com.